Supplement to the
Fidelity® Municipal Money Market Fund
and Spartan® Municipal Money Fund
October 31, 2001
Prospectus

Shareholder Meeting. On or about July 17, 2002, a meeting of the shareholders of Fidelity Municipal Money Market Fund and Spartan Municipal Money Fund will be held to vote on various proposals, including modifications to Spartan Municipal Money Fund's management contract. Shareholders of record on May 20, 2002 are entitled to vote at the meeting.

The proposed management contract modifications for Spartan Municipal Money Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed contract would also reduce the management fee from 0.50% to 0.43% of the fund's average daily net assets. In addition, the proposed contract modifications would allow Fidelity Management & Research Company and the trust, on behalf of the fund, to modify its management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information for Spartan Municipal Money Fund found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 8.

FMR normally invests the fund's assets so that at least 80% of the fund's income is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 9.

SMM/MMM-02-01 May 20, 2002
1.471730.107

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

Supplement to
Fidelity's Arizona Municipal Funds
October 31, 2001
Prospectus

Shareholder Meeting. On or about July 17, 2002, a meeting of the shareholders of Fidelity Arizona Municipal Money Market Fund (formerly Spartan Arizona Municipal Money Market Fund) will be held to vote on various proposals, including modifications to the fund's management contract. Shareholders of record on May 20, 2002 are entitled to vote at the meeting.

The proposed management contract modifications for Fidelity Arizona Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed management contract modifications also include a proposal to allow Fidelity Management & Research Company and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Arizona, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

AZI/SPZ-02-01 May 20, 2002

1.713591.108